                                                                      EXHIBIT 99

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-3

MONTHLY REPORT - COMBINED
Determination Date:                     12-Oct-99
Distribution Date                       15-Oct-99
Class II A-2 Distribution Date          19-Oct-99
Month End Date:                         30-Sep-99

-----------------------------------------------------------------------------------------------------------------------------

   (a)     Class I A-1 Distribution Amount                                                                       3,958,721.50
   (b)     Class I A-1 Distribution Principal                                                                    3,314,543.33
                        Scheduled Payments of Principal                                     732,154.11
                        Partial Prepayments                                                 327,756.15
                        Scheduled Principal Balance Principal Prepayment in Full          1,367,665.20
                        Scheduled Principal Balance Liquidated Contracts                    886,967.87
                        Scheduled Principal Balance Repurchases                                   0.00
   (c)     Class I A-1 Interest Distribution                                                                       644,178.17
           Class I A-1 Interest Shortfall                                                                                0.00
   (d)     Class I A-1 Remaining Certificate Balance                                                           138,004,251.91

   (e)     Class I A-2 Distribution Amount                                                                         136,585.12
   (f)     Class I A-2 Distribution Principal                                                                            0.00
                        Scheduled Payments of Principal                                           0.00
                        Partial Prepayments                                                       0.00
                        Scheduled Principal Balance Principal Prepayment in Full                  0.00
                        Scheduled Principal Balance Liquidated Contracts                          0.00
                        Scheduled Principal Balance Repurchases                                   0.00
   (g)     Class I A-2 Interest Distribution                                                                       136,585.12
           Class I A-2 Interest Shortfall                                                                                0.00
   (h)     Class I A-2 Remaining Certificate Balance                                                            27,002,000.00

   (i)     Class I A-3 Distribution Amount                                                                         497,017.92
   (j)     Class I A-3 Distribution Principal                                                                            0.00
                        Scheduled Payments of Principal                                           0.00
                        Partial Prepayments                                                       0.00
                        Scheduled Principal Balance Principal Prepayment in Full                  0.00
                        Scheduled Principal Balance Liquidated Contracts                          0.00
                        Scheduled Principal Balance Repurchases                                   0.00
   (k)     Class I A-3 Interest Distribution                                                                       497,017.92
           Class I A-3 Interest Shortfall                                                                                0.00
   (l)     Class I A-3 Remaining Certificate Balance                                                            95,275,000.00

   (m)     Class I A-4 Distribution Amount                                                                         749,818.13
   (n)     Class I A-4 Distribution Principal                                                                            0.00
                        Scheduled Payments of Principal                                           0.00
                        Partial Prepayments                                                       0.00
                        Scheduled Principal Balance Principal Prepayment in Full                  0.00
                        Scheduled Principal Balance Liquidated Contracts                          0.00
                        Scheduled Principal Balance Repurchases                                   0.00
   (o)     Class I A-4 Interest Distribution                                                                       749,818.13
           Class I A-4 Interest Shortfall                                                                                0.00
   (p)     Class I A-4 Remaining Certificate Balance                                                           137,792,000.00

   (q)     Class I A-5 Distribution Amount                                                                         650,708.33
   (r)     Class I A-5 Distribution Principal                                                                            0.00

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
                        Scheduled Payments of Principal                                         0.00
                        Partial Prepayments                                                     0.00
                        Scheduled Principal Balance Principal Prepayment in Full                0.00
                        Scheduled Principal Balance Liquidated Contracts                        0.00
                        Scheduled Principal Balance Repurchases                                 0.00
   (s)     Class I A-5 Interest Distribution                                                                      650,708.33
           Class I A-5 Interest Shortfall                                                                               0.00
   (t)     Class I A-5 Remaining Certificate Balance                                                          115,000,000.00

   (u)     Class I A-6 Distribution Amount                                                                        249,041.67
   (v)     Class I A-6 Distribution Principal                                                                           0.00
                        Scheduled Payments of Principal                                         0.00
                        Partial Prepayments                                                     0.00
                        Scheduled Principal Balance Principal Prepayment in Full                0.00
                        Scheduled Principal Balance Liquidated Contracts                        0.00
                        Scheduled Principal Balance Repurchases                                 0.00
   (w)     Class I A-6 Interest Distribution                                                                      249,041.67
           Class I A-6 Interest Shortfall                                                                               0.00
   (x)     Class I A-6 Remaining Certificate Balance                                                           43,000,000.00

   (y)     Class I A-7 Distribution Amount                                                                        852,477.07
   (z)     Class I A-7 Distribution Principal                                                                           0.00
                        Scheduled Payments of Principal                                         0.00
                        Partial Prepayments                                                     0.00
                        Scheduled Principal Balance Principal Prepayment in Full                0.00
                        Scheduled Principal Balance Liquidated Contracts                        0.00
                        Scheduled Principal Balance Repurchases                                 0.00
   (aa)    Class I A-7 Interest Distribution                                                                      852,477.07
           Class I A-7 Interest Shortfall                                                                               0.00
   (bb)    Class I A-7 Remaining Certificate Balance                                                          140,711,484.00

   (cc)    Class II A-1 Distribution Amount                                                                     1,091,291.51
   (dd)    Class II A-1 Distribution Principal                                                                    883,958.53
                         Scheduled Payments of Principal                                   81,540.42
                         Partial Prepayments                                               38,795.29
                         Scheduled Principal Balance Principal Prepayment in Full         578,851.33
                         Scheduled Principal Balance Liquidated Contracts                 184,771.49
                         Scheduled Principal Balance Repurchases                                0.00
   (ee)    Class II A-1 Interest Distribution                                                                     207,332.98
           Class II A-1 Interest Shortfall                                                                              0.00
   (ff)    Class II A-1 Remaining Certificate Balance                                                          43,624,015.82

   (gg)    Class II A-2 Distribution Amount                                                                       218,708.33
   (hh)    Class II A-2 Distribution Principal                                                                          0.00
                         Scheduled Payments of Principal                                        0.00
                         Partial Prepayments                                                    0.00
                         Scheduled Principal Balance Principal Prepayment in Full               0.00
                         Scheduled Principal Balance Liquidated Contracts                       0.00
                         Scheduled Principal Balance Repurchases                                0.00
   (ii)    Class II A-2 Interest Distribution                                                                     218,708.33
           Class II A-2 Interest Shortfall                                                                              0.00
   (jj)    Class II A-2 Remaining Certificate Balance                                                          50,000,000.00

   (kk)    Class I A-1 Pass Through Rate                                                                            5.470000%
           Class I A-2 Pass Through Rate                                                                            6.070000%
           Class I A-3 Pass Through Rate                                                                            6.260000%
           Class I A-4 Pass Through Rate                                                                            6.530000%
           Class I A-5 Pass Through Rate                                                                            6.790000%
           Class I A-6 Pass Through Rate                                                                            6.950000%
           Class I A-7 Pass Through Rate                                                                            7.270000%
           Class II A-1 Pass Through Rate                                                                           5.590000%
           Class II A-2 Pass Through Rate                                                                           5.430000%

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
   (ll)    Monthly Servicing Fee
                      Group I A                                                                                         583,416.07
                      Group II A                                                                                         78,756.65

   (mm)    Delinquency                                                                     # of Contracts         Prin. Balance
                                                                                          ----------------    --------------------

                      a)  One Monthly Payment Delinquent                                               406           14,535,314.71
                      b)  Two Monthly Payments                                                         105            3,956,613.72
                      c)  Three or more Monthly Payments                                               100            3,815,350.72
                                                                                          ----------------    --------------------
                                                                                                       611           22,307,279.15
                                                                                          ================    ====================

   (nn)    Repurchased Contracts                                                           # of Contracts       Repurchase Price
                                                                                          ----------------    --------------------
            (see attached)                   Total Repurchases                                           0                    0.00
                                                                                          ================    ====================


   (oo)    Repossessions or Foreclosures                                                           Number        Actual Balance
                                                                                          ----------------    --------------------
                                                                       BOP Repossessions               114           $3,983,512.91
                                                                Repossessions this Month                94            3,063,041.66
                                                                       Less Liquidations               (36)          (1,082,860.25)
                                                                                          ----------------    --------------------
                                                                       EOP Repossessions               172           $5,963,694.32
                                                                                          ================    ====================

   (pp)    Enhancement Payments
                                            Group I A Certificates                                                            0.00
                                            Group II A Certificates                                                           0.00

   (qq)    Monthly Advance Group I A                                                                                          0.00
           Outstanding Amount Advanced Group I A                                                                              0.00
           Monthly Advance Group II A                                                                                         0.00
           Outstanding Amount Advanced Group II A                                                                             0.00

   (rr)    Deposit to Special Account Group I A                                                                         495,666.79
           Deposit to Special Account Group II A                                                                        115,390.04

   (ss)    Amount Distributed to Class R Certificateholders                                                             611,056.83

   (tt)    Net Weighted Average Contract Rate Group I A                                                                       9.73%
           Net Weighted Average Contract Rate Group II A                                                                      9.38%

   (uu)    Units in Delinquency Collection                                                                                    0.00
           Principal Balance of default collections                                                                           0.00

   (vv)    Pool Principal Balance percentage Group I A                                                                   97.809246%
           Pool Principal Balance percentage Group II A                                                                  95.822006%

   (ww)    Aggregate Deficiency Amounts                                                                                   1,393.60
           Servicer Deficiency Amounts received                                                                             487.75

   (xx)    Net Funds Cap Carryover Amount paid to the Class I A-1 Certificateholders                                          0.00
           Net Funds Cap Carryover Amount paid to the Class II A-2 Certificateholders                                         0.00

   (zz)    Amount on Deposit in Class I A-1 Hold Account                                                                  5,000.00